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                                                                    EXHIBIT 10.7




                         [KUWAM CORPORATION LETTERHEAD]



                                                September 10, 1997


Securacom, Incorporated
50 Tice Boulevard
Woodcliff Lake, NJ 07675

Gentlemen:

        This is to confirm that Special Situation Investment Holdings, Ltd. ("SSIH") has agreed to redeem the limited partnership interest of Securacom, Incorporated ("Securacom") in SSIH immediately following completion of the initial public offering of common stock of Securacom for cash in an amount equal to the greater of $700,000 or the market value of such interest

                                                SPECIAL SITUATION INVESTMENT
                                                  HOLDINGS, LTD.

                                                By:  KuwAm Corporation
                                                     General Partner



                                                By: /s/ WIRT D. WALKER, III
                                                   --------------------------
                                                   Wirt D. Walker, III
                                                   Managing Director